Exhibit 99.1

DISCOVER FINANCIAL SERVICES

EARNINGS SUMMARY

(unaudited, in millions, except per share statistics)

	Quarter Ended								Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024 vs. Dec 31, 2023			Dec 31, 2024	Dec 31, 2023	2024 vs. 2023
EARNINGS SUMMARY
Interest Income	$4,989	$5,112	$4,971	$4,948	$4,868	$121		2%	$20,020	$17,845	$2,175		12%
Interest Expense	1,359	1,457	1,447	1,461	1,400	(41)		(3%)	5,724	4,746	978		21%

Net Interest Income	3,630	3,655	3,524	3,487	3,468	162		5%	14,296	13,099	1,197		9%
Discount/Interchange Revenue	1,157	1,142	1,153	1,024	1,142	15		1%	4,476	4,460	16		-%
Rewards Cost	758	779	716	703	788	(30)		(4%)	2,956	3,079	(123)		(4%)

Discount and Interchange Revenue, net	399	363	437	321	354	45		13%	1,520	1,381	139		10%
Protection Products Revenue	43	42	42	42	43	—		—%	169	172	(3)		(2%)
Loan Fee Income	200	214	205	200	217	(17)		(8%)	819	763	56		7%
Transaction Processing Revenue	83	84	91	87	82	1		1%	345	303	42		14%
Other Income	404	95	239	23	16	388		NM	761	76	685		NM

Total Non-Interest Income	1,129	798	1,014	673	712	417		59%	3,614	2,695	919		34%

Revenue Net of Interest Expense	4,759	4,453	4,538	4,160	4,180	579		14%	17,910	15,794	2,116		13%
Provision for Credit Losses	1,202	1,473	739	1,497	1,909	(707)		(37%)	4,911	6,018	(1,107)		(18%)
Employee Compensation and Benefits	792	703	658	671	646	146		23%	2,824	2,434	390		16%
Marketing and Business Development	299	263	258	250	372	(73)		(20%)	1,070	1,164	(94)		(8%)
Information Processing & Communications	208	197	167	163	170	38		22%	735	608	127		21%
Professional Fees	363	323	296	292	312	51		16%	1,274	1,041	233		22%
Premises and Equipment	25	25	23	20	25	—		—%	93	89	4		4%
Other Expense	168	277	336	148	263	(95)		(36%)	929	803	126		16%

Total Operating Expense	1,855	1,788	1,738	1,544	1,788	67		4%	6,925	6,139	786		13%

Income/ (Loss) Before Income Taxes	1,702	1,192	2,061	1,119	483	1,219		252%	6,074	3,637	2,437		67%
Tax Expense	411	322	538	268	117	294		251%	1,539	841	698		83%

Net Income/ (Loss)	$1,291	$870	$1,523	$851	$366	$925		253%	$4,535	$2,796	$1,739		62%

Net Income/ (Loss) Allocated to Common Stockholders	$1,284	$834	$1,515	$813	$364	$920		253%	$4,446	$2,715	$1,731		64%

Effective Tax Rate	24.1%	27.0%	26.1%	24.0%	24.0%				25.3%	23.1%
Net Interest Margin	11.96%	11.38%	11.17%	11.03%	10.98%	98	bps		11.38%	11.07%	31	bps
Operating Efficiency	39.0%	40.1%	38.3%	37.1%	42.8%	(380	) bps		38.7%	38.9%	(20	) bps
ROE	29%	21%	40%	24%	10%				28%	20%
ROCE	31%	23%	43%	8%	11%				30%	22%
Capital Returned to Common Stockholders	$160	$155	$178	$180	$144	$16		11%	$674	$2,541	($1,867)		(73%)
Payout Ratio	12%	19%	12%	22%	40%				15%	94%
Ending Common Shares Outstanding	251	251	251	251	250	1		—%	251	250	1		—%
Weighted Average Common Shares Outstanding	251	251	251	250	250	1		—%	251	254	(3)		(1%)
Weighted Average Common Shares Outstanding (fully diluted)	251	251	251	250	250	1		—%	251	254	(3)		(1%)
PER SHARE STATISTICS
Basic EPS	$5.11	$3.32	$6.04	$3.25	$1.45	$3.66		252%	$17.72	$10.71	$7.01		65%
Diluted EPS	$5.11	$3.32	$6.03	$3.25	$1.45	$3.66		252%	$17.72	$10.70	$7.02		66%
Common Dividends Declared Per Share	$0.70	$0.70	$0.70	$0.70	$0.70	$—		—%	$2.80	$2.70	$0.10		4%
Common Stock Price (period end)	$173.23	$140.29	$130.81	$131.09	$112.40	$60.83		54%	$173.23	$112.40	$60.83		54%
Book Value per share	$71.32	$68.11	$63.76	$58.54	$56.92	$14.40		25%	$71.32	$56.92	$14.40		25%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

BALANCE SHEET SUMMARY

(unaudited, in millions)

	Quarter Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024 vs. Dec 31, 2023
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$28,552	$26,423	$24,405	$27,965	$25,383	$3,169	12%
Loans Held-for-Sale	—	8,484	10,145	—	—	—	—%
Loan Portfolio	121,118	118,509	117,504	126,555	128,409	(7,291)	(6%)

Total Loan Receivables	121,118	126,993	127,649	126,555	128,409	(7,291)	(6%)
Allowance for Credit Losses	(8,323)	(8,512)	(8,481)	(9,258)	(9,283)	960	10%

Net Loan Receivables	112,795	118,481	119,168	117,297	119,126	(6,331)	(5%)
Premises and Equipment, net	1,072	1,085	1,087	1,107	1,091	(19)	(2%)
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	4,966	5,371	5,973	6,083	5,858	(892)	(15%)

Total Assets	$147,640	$151,615	$150,888	$152,707	$151,713	($4,073)	(3%)

Liabilities & Stockholders’ Equity
Certificates of Deposits [1]	29,296	30,296	25,881	25,921	24,151	5,145	21%
Savings, Money Market, and Other Deposits 1, [2]	61,316	60,013	61,414	61,412	59,882	1,434	2%

Total Direct to Consumer Deposits [1,2]	90,612	90,309	87,295	87,333	84,033	6,579	8%
Brokered Deposits and Other Deposits	16,397	19,543	21,055	23,097	24,898	(8,501)	(34%)

Deposits	107,009	109,852	108,350	110,430	108,931	(1,922)	(2%)
Securitized Borrowings [3]	8,475	9,307	9,608	10,933	11,743	(3,268)	(28%)
Other Borrowings [3]	7,778	8,870	9,533	9,542	9,588	(1,810)	(19%)

Borrowings	16,253	18,177	19,141	20,475	21,331	(5,078)	(24%)
Accrued Expenses and Other Liabilities	6,452	6,477	7,387	7,132	7,216	(764)	(11%)

Total Liabilities	129,714	134,506	134,878	138,037	137,478	(7,764)	(6%)
Total Equity	17,926	17,109	16,010	14,670	14,235	3,691	26%

Total Liabilities and Stockholders’ Equity	$147,640	$151,615	$150,888	$152,707	$151,713	($4,073)	(3%)

LIQUIDITY
Liquidity Portfolio	$27,325	$24,804	$22,371	$25,739	$23,254	$4,071	18%
Private Asset-backed Securitization Capacity	3,500	2,750	3,500	3,500	2,750	750	27%
Federal Home Loan Bank Borrowing Capacity	4,679	3,853	3,383	3,087	2,551	2,128	83%
Federal Reserve Discount Window [4]	46,489	46,118	39,569	41,710	41,199	5,290	13%

Undrawn Credit Facilities [4]	54,668	52,721	46,452	48,297	46,500	8,168	18%

Total Liquidity	$81,993	$77,525	$68,823	$74,036	$69,754	$12,239	18%

[1]	Includes Affinity relationships
[2]	Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits
[3]	Includes short-term and long-term borrowings
[4]	Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

BALANCE SHEET STATISTICS

(unaudited, in millions)

	Quarter Ended					Dec 31, 2024 vs.
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2023
BALANCE SHEET STATISTICS
Total Common Equity	$16,870	$16,053	$14,954	$13,614	$13,179	$3,691	28%
Total Common Equity/Total Assets	11.4%	10.6%	9.9%	8.9%	8.7%
Total Common Equity/Net Loans	15.0%	13.5%	12.5%	11.6%	11.1%

Tangible Assets	$147,385	$151,360	$150,633	$152,452	$151,458	($4,073)	(3%)
Tangible Common Equity [1]	$16,615	$15,798	$14,699	$13,359	$12,924	$3,691	29%
Tangible Common Equity/Tangible Assets [1]	11.3%	10.4%	9.8%	8.8%	8.5%
Tangible Common Equity/Net Loans [1]	14.7%	13.3%	12.3%	11.4%	10.8%
Tangible Common Equity per share [1]	$66.10	$62.89	$58.53	$53.31	$51.67	$14.43	28%

	Basel III Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
Total Risk Based Capital Ratio	16.5%	14.9%	14.2%	13.3%	13.2%
Tier 1 Risk Based Capital Ratio	15.0%	13.4%	12.6%	11.7%	11.6%
Tier 1 Leverage Ratio	12.3%	11.4%	11.1%	10.1%	10.3%
Common Equity Tier 1 Capital Ratio	14.1%	12.5%	11.8%	10.9%	10.8%

[1]

Tangible Common Equity (“TCE”) is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2]	Based on the final rule published September 30, 2020. Capital ratios reflect the impact of CECL reserves on regulatory capital with transition impacts

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

AVERAGE BALANCE SHEET

(unaudited, in millions)

	Quarter Ended					Dec 31, 2024 vs.
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2023
AVERAGE BALANCES
Assets
Cash and Investment Securities	$29,724	$24,023	$24,193	$25,662	$22,448	$7,276		32%
Restricted Cash	399	641	590	558	104	295		NM
Credit Card Loans	101,059	100,290	99,584	100,310	99,610	1,449		1%
Private Student Loans [1]	1,458	9,631	10,304	10,577	10,369	(8,911)		(86%)
Personal Loans	10,421	10,428	10,266	10,004	9,754	667		7%
Other Loans	7,826	7,358	6,829	6,235	5,654	2,172		38%

Total Loans	120,764	127,707	126,983	127,126	125,387	(4,623)		(4%)

Total Interest Earning Assets	150,887	152,371	151,766	153,346	147,939	2,948		2%
Allowance for Credit Losses	(8,510)	(8,480)	(9,245)	(9,279)	(8,668)	158		2%
Other Assets	7,401	7,756	7,953	7,709	7,462	(61)		(1%)

Total Assets	$149,778	$151,647	$150,474	$151,776	$146,733	$3,045		2%

Liabilities and Stockholders’ Equity
Non-Interest-bearing Direct to Consumer Deposits [2]	$1,103	$1,063	$1,071	$1,037	$987	$116		12%
Certificates of Deposits [2]	29,634	27,839	25,906	25,625	22,496	7,138		32%
Savings, Money Market, and Other Deposits [2]	59,571	59,258	59,973	59,212	58,766	805		1%

Interest-bearing Direct to Consumer Deposits [2]	89,205	87,097	85,879	84,837	81,262	7,943		10%
Brokered Deposits and Other Deposits	17,515	20,189	21,631	23,792	23,271	(5,756)		(25%)

Total Interest-bearing Deposits	106,720	107,286	107,510	108,629	104,533	2,187		2%
Securitized Borrowings [3]	8,852	9,971	10,432	11,340	11,045	(2,193)		(20%)
Other Borrowings [3]	8,098	9,416	9,521	9,572	9,228	(1,130)		(12%)

Total Interest-bearing Liabilities	123,670	126,673	127,463	129,541	124,806	(1,136)		(1%)
Other Liabilities & Stockholders’ Equity	25,005	23,911	21,940	21,198	20,940	4,065		19%

Total Liabilities and Stockholders’ Equity	$149,778	$151,647	$150,474	$151,776	$146,733	$3,045		2%

AVERAGE YIELD
Assets
Cash and Investment Securities	4.24%	4.46%	4.51%	4.51%	4.36%	(12	) bps
Restricted Cash	5.69%	5.73%	8.33%	7.03%	16.71%	(1,102	) bps
Credit Card Loans	16.22%	16.23%	15.99%	15.79%	15.63%	59	bps
Private Student Loans [1]	9.85%	10.08%	9.97%	10.04%	10.16%	(31	) bps
Personal Loans	13.84%	13.72%	13.60%	13.40%	13.20%	64	bps
Other Loans	7.50%	7.45%	7.45%	7.39%	7.14%	36	bps
Total Loans	15.37%	15.06%	14.85%	14.71%	14.61%	76	bps
Total Interest Earning Assets	13.15%	13.35%	13.18%	12.98%	13.05%	10	bps
AVERAGE RATES
Liabilities and Stockholders’ Equity
Certificates of Deposits [2]	4.61%	4.67%	4.62%	4.53%	4.24%	37	bps
Savings, Money Market, and Other Deposits [2]	3.99%	4.27%	4.29%	4.35%	4.39%	(40	) bps
Interest-bearing Direct to Consumer Deposits [2]	4.19%	4.40%	4.39%	4.41%	4.35%	(16	) bps
Brokered Deposits and Other Deposits	4.76%	4.95%	4.85%	4.75%	4.64%	12	bps
Total Interest-bearing Deposits	4.29%	4.50%	4.48%	4.48%	4.41%	(12	) bps
Securitized Borrowings [3]	4.60%	4.81%	4.89%	4.71%	4.68%	(8	) bps
Other Borrowings [3]	5.24%	5.23%	5.12%	4.94%	4.55%	69	bps
Total Interest-bearing Liabilities	4.37%	4.58%	4.56%	4.54%	4.45%	(8	) bps
Net Interest Margin	11.96%	11.38%	11.17%	11.03%	10.98%	98	bps
Net Yield on Interest-earning Assets	9.57%	9.54%	9.34%	9.15%	9.30%	27	bps

[1]	Private student loans were classified as held-for-sale effective June 30, 2024, and subsequently completed the sale during the fourth quarter of 2024
[2]	Includes Affinity relationships
[3]	Includes short-term and long-term borrowings

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

LOAN STATISTICS

(unaudited, in millions)

	Quarter Ended								Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024 vs. Dec 31, 2023			Dec 31, 2024	Dec 31, 2023	2024 vs. 2023
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$121,118	$126,993	$127,649	$126,555	$128,409	($7,291)		(6%)	$121,118	$128,409	($7,291)		(6%)
Average Loans [1]	$120,764	$127,707	$126,983	$127,126	$125,387	($4,623)		(4%)	$125,638	$118,311	$7,327		6%
Interest Yield [1]	15.37%	15.06%	14.85%	14.71%	14.61%	76	bps		14.99%	14.33%	66	bps
Gross Principal Charge-off Rate [2]	5.77%	5.91%	5.77%	5.74%	4.82%	95	bps		5.80%	4.17%	163	bps
Net Principal Charge-off Rate [2]	4.64%	4.86%	4.83%	4.92%	4.11%	53	bps		4.81%	3.42%	139	bps
Delinquency Rate (30 or more days) [2]	3.48%	3.46%	3.33%	3.38%	3.45%	3	bps		3.48%	3.45%	3	bps
Delinquency Rate (90 or more days) [2]	1.71%	1.65%	1.62%	1.64%	1.59%	12	bps		1.71%	1.59%	12	bps
Gross Principal Charge-off Dollars [2]	$1,730	$1,756	$1,820	$1,812	$1,521	$209		14%	$7,118	$4,927	$2,191		44%
Net Principal Charge-off Dollars [2]	$1,391	$1,442	$1,522	$1,556	$1,298	$93		7%	$5,911	$4,042	$1,869		46%
Net Interest and Fee Charge-off Dollars [2]	$334	$335	$344	$348	$279	$55		20%	$1,361	$873	$488		56%
Loans Delinquent 30 or more days [2]	$4,216	$4,105	$3,917	$4,282	$4,427	($211)		(5%)	$4,216	$4,427	($211)		(5%)
Loans Delinquent 90 or more days [2]	$2,071	$1,960	$1,903	$2,079	$2,045	$26		1%	$2,071	$2,045	$26		1%
Allowance for Credit Losses (period end)	$8,323	$8,512	$8,481	$9,258	$9,283	($960)		(10%)	$8,323	$9,283	($960)		(10%)
Reserve Change Build/ (Release) [3,4]	($189)	$31	($777)	($25)	$618	($807)			($960)	$1,977	($2,937)
Reserve Rate [2]	6.87%	7.18%	7.22%	7.32%	7.23%	(36	) bps		6.87%	7.23%	(36	) bps
CREDIT CARD LOANS
Ending Loans	$102,786	$100,489	$100,066	$99,475	$102,259	$527		1%	$102,786	$102,259	$527		1%
Average Loans	$101,059	$100,290	$99,584	$100,310	$99,610	$1,449		1%	$100,313	$94,205	$6,108		6%
Interest Yield	16.22%	16.23%	15.99%	15.79%	15.63%	59	bps		16.06%	15.33%	73	bps
Gross Principal Charge-off Rate	6.28%	6.46%	6.66%	6.61%	5.50%	78	bps		6.50%	4.76%	174	bps
Net Principal Charge-off Rate	5.03%	5.28%	5.55%	5.66%	4.68%	35	bps		5.38%	3.90%	148	bps
Delinquency Rate (30 or more days)	3.84%	3.84%	3.69%	3.83%	3.87%	(3	) bps		3.84%	3.87%	(3	) bps
Delinquency Rate (90 or more days)	1.93%	1.87%	1.83%	1.95%	1.87%	6	bps		1.93%	1.87%	6	bps
Gross Principal Charge-off Dollars	$1,596	$1,629	$1,648	$1,649	$1,380	$216		16%	$6,522	$4,481	$2,041		46%
Net Principal Charge-off Dollars	$1,278	$1,332	$1,373	$1,411	$1,175	$103		9%	$5,394	$3,674	$1,720		47%
Loans Delinquent 30 or more days	$3,944	$3,857	$3,697	$3,810	$3,955	($11)		—%	$3,944	$3,955	($11)		—%
Loans Delinquent 90 or more days	$1,980	$1,883	$1,834	$1,941	$1,917	$63		3%	$1,980	$1,917	$63		3%
Allowance for Credit Losses (period end)	$7,403	$7,586	$7,591	$7,541	$7,619	($216)		(3%)	$7,403	$7,619	($216)		(3%)
Reserve Change Build/ (Release) [4]	($183)	($5)	$50	($78)	$549	($732)			($216)	$1,802	($2,018)
Reserve Rate	7.20%	7.55%	7.59%	7.58%	7.45%	(25	) bps		7.20%	7.45%	(25	) bps
Total Discover Card Volume	$58,306	$56,593	$56,441	$53,239	$60,917	($2,611)		(4%)	$224,579	$232,785	($8,206)		(4%)
Discover Card Sales Volume	$55,252	$53,380	$53,482	$50,137	$57,145	($1,893)		(3%)	$212,251	$217,914	($5,663)		(3%)
Rewards Rate	1.35%	1.44%	1.32%	1.39%	1.37%	(2	) bps		1.38%	1.40%	(2	) bps

[1]	Total Loans includes private student loans, home equity and other loans
[2]	Excludes loans classified as held-for-sale as of June 30, 2024
[3]	Includes the adjustment to eliminate the allowance for credit losses upon classifying the private student loan portfolio as held-for-sale as of June 30, 2024
[4]

Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company’s condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

LOAN STATISTICS

(unaudited, in millions)

	Quarter Ended								Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024 vs. Dec 31, 2023			Dec 31, 2024	Dec 31, 2023	2024 vs. 2023
PRIVATE STUDENT LOANS [1]
Organic Student Loans	$—	$8,101	$9,740	$10,050	$9,894	($9,894)		(100%)	$—	$9,894	($9,894)		(100%)
Purchased Student Loans	—	383	405	430	458	(458)		(100%)	—	458	(458)		(100%)

Total Private Student Loans	$—	$8,484	$10,145	$10,480	$10,352	($10,352)		(100%)	$—	$10,352	($10,352)		(100%)
Interest Yield	9.85%	10.08%	9.97%	10.04%	10.16%	(31	) bps		10.02%	9.95%	7	bps
Net Principal Charge-off Rate [2]	N/A	N/A	1.85%	1.58%	1.52%	NM			1.72%	1.29%	43	bps
Delinquency Rate (30 or more days) [2]	N/A	N/A	N/A	2.59%	2.62%	NM			N/A	2.62%	NM
Reserve Rate [3]	N/A	N/A	N/A	8.29%	8.29%	NM			N/A	8.29%	NM
PERSONAL LOANS
Ending Loans	$10,314	$10,438	$10,321	$10,107	$9,852	$462		5%	$10,314	$9,852	$462		5%
Interest Yield	13.84%	13.72%	13.60%	13.40%	13.20%	64	bps		13.64%	12.83%	81	bps
Net Principal Charge-off Rate	4.24%	4.01%	3.98%	4.02%	3.39%	85	bps		4.06%	2.60%	146	bps
Delinquency Rate (30 or more days)	1.69%	1.66%	1.54%	1.46%	1.45%	24	bps		1.69%	1.45%	24	bps
Reserve Rate	7.56%	7.65%	7.68%	7.48%	7.33%	23	bps		7.56%	7.33%	23	bps

[1]	Private student loans were classified as held-for-sale effective June 30, 2024, and subsequently completed the sale during the fourth quarter of 2024
[2]	Excludes loans classified as held-for-sale as of June 30, 2024
[3]	The allowance for credit losses was reversed upon classifying the private student loan portfolio as held-for-sale

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

SEGMENT RESULTS AND VOLUME STATISTICS

(unaudited, in millions)

	Quarter Ended					Dec 31, 2024 vs.			Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2023			Dec 31, 2024	Dec 31, 2023	2024 vs. 2023
DIGITAL BANKING
Interest Income	$4,989	$5,112	$4,971	$4,948	$4,868	$121		2%	$20,020	$17,845	$2,175		12%
Interest Expense	1,359	1,457	1,447	1,461	1,400	(41)		(3%)	5,724	4,746	978		21%

Net Interest Income	3,630	3,655	3,524	3,487	3,468	162		5%	14,296	13,099	1,197		9%
Non-Interest Income	1,001	669	691	541	595	406		68%	2,902	2,245	657		29%

Revenue Net of Interest Expense	4,631	4,324	4,215	4,028	4,063	568		14%	17,198	15,344	1,854		12%
Provision for Credit Losses	1,202	1,473	739	1,497	1,909	(707)		(37%)	4,911	6,018	(1,107)		(18%)
Total Operating Expense	1,801	1,743	1,692	1,494	1,725	76		4%	6,730	5,945	785		13%

Income/ (Loss) Before Income Taxes	$1,628	$1,108	$1,784	$1,037	$429	$1,199		279%	$5,557	$3,381	$2,176		64%

Net Interest Margin	11.96%	11.38%	11.17%	11.03%	10.98%	98	bps		11.38%	11.07%	31	bps
Pretax Return on Loan Receivables	5.36%	3.45%	5.65%	3.28%	1.35%	401	bps		4.42%	2.86%	156	bps
Allowance for Credit Losses (period end)	$8,323	$8,512	$8,481	$9,258	$9,283	($960)		(10%)	$8,323	$9,283	($960)		(10%)
Reserve Change Build/ (Release)	($189)	$31	($777)	($25)	$618	($807)			($960)	$1,977	($2,937)
PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—		—%	$—	$—	$—		—%
Interest Expense	—	—	—	—	—	—		—%	—	—	—		—%

Net Interest Income	—	—	—	—	—	—		—%	—	—	—		—%
Non-Interest Income (Loss)	128	129	323	132	117	11		9%	712	450	262		58%

Revenue Net of Interest Expense	128	129	323	132	117	11		9%	712	450	262		58%
Provision for Credit Losses	—	—	—	—	—	—		—%	—	—	—		—%
Total Operating Expense	54	45	46	50	63	(9)		(14%)	195	194	1		1%

Income/ (Loss) Before Income Taxes	$74	$84	$277	$82	$54	$20		37%	$517	$256	$261		102%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	977	954	936	883	974	3		—%	3,750	3,728	22		1%
PULSE Network	2,463	2,421	2,413	2,312	2,308	155		7%	9,609	7,705	1,904		25%

Total	3,440	3,375	3,349	3,195	3,282	158		5%	13,359	11,433	1,926		17%

NETWORK VOLUME
PULSE Network	$84,900	$82,573	$81,749	$79,073	$79,194	$5,706		7%	$328,295	$285,616	$42,679		15%
Network Partners	6,081	7,512	8,111	11,070	8,736	(2,655)		(30%)	32,774	39,671	(6,897)		(17%)
Diners Club International [1]	11,435	10,388	9,421	10,181	10,468	967		9%	41,425	39,299	2,126		5%

Total Payment Services	102,416	100,473	99,281	100,324	98,398	4,018		4%	402,494	364,586	37,908		10%
Discover Network - Proprietary	57,120	55,184	55,351	51,764	58,419	(1,299)		(2)%	219,419	224,572	(5,153)		(2)%

Total	$159,536	$155,657	$154,632	$152,088	$156,817	$2,719		2%	$621,913	$589,158	$32,755		6%

[1]	Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary

•	Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets

•	Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets

•	Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets

•	Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity (“TCE”), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms

Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms

Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO NON-GAAP DATA

(unaudited, in millions)

	Quarter Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
GAAP Total Common Equity	$16,870	$16,053	$14,954	$13,614	$13,179
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—

Tangible Common Equity [1]	$16,615	$15,798	$14,699	$13,359	$12,924

GAAP Book Value Per Share	$71.32	$68.11	$63.76	$58.54	$56.92
Less: Goodwill	(1.02)	(1.02)	(1.02)	(1.02)	(1.03)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.20)	(4.20)	(4.21)	(4.21)	(4.22)

Tangible Common Equity Per Share	$66.10	$62.89	$58.53	$53.31	$51.67

[1]

Tangible Common Equity (“TCE”), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms